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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                -----------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               June 14, 2001
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                                   INFERTEK, INC.
             (formerly Smartsources.com, a Washington corporation,
                Smartsources.com, Inc., a Colorado corporation,
                     Innovest Capital Sources Corporation,
          Telco Communications, Inc. and Cody Capital Corporation)
          --------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   WASHINGTON                   33-1933 3-D                   98-0352034
------------------             -------------             -------------------
(State or Other                 (Commission                 (IRS Employer
 Jurisdiction of                File Number)             Identification No.)
 Incorporation)



                        2030 MARINE DRIVE, SUITE 100
             NORTH VANCOUVER, BRITISH COLUMBIA V7P 1V7, CANADA
        -----------------------------------------------------------
        (Address of Principal Executive Offices, Including Zip Code)



                               (604) 986-0889
                      -------------------------------
                      (Registrant's telephone number,
                            including area code)

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ITEM 5.   OTHER EVENTS.

     Registrant's change of its state of incorporation to Washington from Colorado was effective June 14, 2001. On June 15, 2001, registrant's corporate name was changed from "Smartsources.com, Inc." to "Infertek, Inc.," and its new trading symbol on the OTC Bulletin Board is now "IFRK."


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

     The exhibits filed as a part of this report are listed on the Index to Exhibits on page 3 of this report, which Index is incorporated in this Item 7 by reference.



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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: July 6, 2001                 INFERTEK, INC.



                                   By: /s/ Aurora Davidson
                                       ------------------------------------
                                        Aurora Davidson
                                        Chief Financial Officer




                             INDEX TO EXHIBITS

The following exhibits to this report are filed herewith:

     2.1  Articles of Merger and Plan of Merger
     3.1  Articles of Incorporation
     3.2  Bylaws